Exhibit 99.1

Perfect Corp., a Leading AR and AI SaaS Solution Provider in the
Beauty and Fashion Industries, to List on Nasdaq by Merging with
Provident Acquisition Corp.

-	Perfect Corp. has entered into a definitive agreement and plan of merger with Provident Acquisition Corp. (Nasdaq: PAQC), a publicly traded special purpose company, that sets the enterprise value of Perfect Corp. at US$1.02 billion.

-	The business combination is expected to provide Perfect Corp. with up to US$335 million in gross proceeds, including US$50 million from concurrent PIPE transaction, US$55 million from the forward purchase agreements, and US$230 million currently held in trust by Provident (subject to applicable shareholder redemption rights).

-	The PIPE transaction is anchored by several investors including CHANEL, CyberLink, Shiseido and Snap, as well as reputable financial investors.

-	The forward purchase agreements were entered into at the time of Provident’s initial public offering and committed by long-term institutional investors Ward Ferry Management and other investors including an affiliate of Provident.

-	Use of proceeds includes enhancing Perfect Corp.’s AR and AI SaaS solutions, extending its market reach beyond beauty and fashion industries, and accelerating its global expansion.

-	The transaction is expected to close in the third quarter of 2022 and Perfect is expected to be listed on the Nasdaq under the new ticker symbol “PERF”

NEW YORK, Mar. 3, 2022 /BUSINESS WIRE/ -- Perfect Corp. (“Perfect”), a global leader in providing augmented reality (“AR”) and artificial intelligence (“AI”) Software-as-a-Service (“SaaS”) solutions to beauty and fashion industries, and Provident Acquisition Corp. (Nasdaq: PAQC; "Provident"), a special purpose acquisition company, today announced a definitive agreement for a business combination that would result in Perfect becoming a publicly-traded company (the “business combination” or “proposed transaction”).

The combined company will focus on accelerating Perfect’s global expansion, extending Perfect’s industry coverage from beauty and fashion to tangential sectors, and augmenting Perfect’s innovative AR and AI SaaS solutions, including product try-on, facial diagnostics, and digital consultation solutions. Upon the transaction closing, the combined company will be named Perfect Corp. and will be listed on the Nasdaq under the ticker symbol "PERF".

Alice Chang, Founder and Chief Executive Officer of Perfect, commented, “Perfect Corp. is transforming the beauty and fashion industries. We democratize the shopping experience for consumers and brands with our leading AR and AI SaaS solutions. At the same time, we empower brands large and small to provide their customers with an enjoyable, convenient, and personalized omnichannel shopping experience through innovative technologies. Current consumer trends, such as increasing penetration of omnichannel consumption, hygiene awareness, and focus on ESG, provide us with favorable tailwinds to accelerate growth and adoption of our services. By combining with Provident, we expect to not only attain access to the public capital markets, but also attract more world-class investors, enhance our corporate governance, expand our market reach, increase development in AI & AR technology and explore white space, such as adjacent fashion verticals and metaverse applications of our technologies.”

Michael Aw, Chief Executive Officer of Provident, commented, “Perfect Corp.’s global leadership in AR and AI technology, its proven track record of success in working with the world’s leading beauty brands, its high revenue growth and expanding profit margins, and its attractive valuation make it a perfect fit for our business combination. Leveraging our team’s expertise in founding and building businesses to large scales and our extensive network in the beauty industry, we are committed to working together with Perfect’s highly experienced management team to expand its market reach, develop new verticals, extend market leadership, and deliver superior returns for its shareholders.”

Perfect Corp. – Leading AR and AI SaaS Solution Provider to Beauty and Fashion Industries

Founded in 2015, Perfect is the world’s leading provider of AI and AR SaaS solutions to the beauty and fashion industries. Perfect is transforming the consumer shopping experience with its sophisticated SaaS solutions including 3D facial and hand modeling, AI skin diagnostics and simulations, AR-empowered video consultations, live product try-on, and personalized facial attribute recommendations. It serves a wide array of beauty and fashion segments including cosmetics, skincare, hair coloring, fashion accessories, and more.

With 44 granted patents and other pending patent applications, Perfect believes that it is well-positioned to empower beauty brands. Within six years of inception, Perfect’s enterprise solutions are utilized by 95% of the world’s top 20 global beauty groups and over 400 beauty brands in more than 80 countries. Perfect’s consumer apps have also achieved over 950 million downloads globally and enabled over 10 billion virtual product try-ons annually.

Perfect is also partnering with the world’s leading Internet platforms to utilize its AR & AI technology-empowered solution, including Snap Inc.’s Snapchat and Alibaba’s Taobao and Tmall Beauty. Through those strategic partnerships, Perfect provides beauty brands with access to one-stop beauty AR solutions that enable them to attract, engage, and retain consumers on the world’s highly trafficked Internet platforms.

Beyond benefiting consumers and brands, Perfect is also contributing to environmental sustainability. Its AR and AI-powered virtual try-on technology was named 2021 Green Product of the Year by the Business Intelligence Group for its efforts in reducing product testers and samples, preventing overconsumption, and reducing product returns.

With its technology leadership and omnichannel reach, Perfect believes that it is well-positioned to expand beyond beauty and fashion. Perfect has already begun offering AR and AI SaaS solutions related to eyewear, nail design, watches, jewelries and accessories. Perfect aims to become the AR and AI powerhouse partner for brands.

Management Team and Strategic Investors

Perfect is led by a world-class management team with more than 80 years of combined experience in software, AR, and AI technologies. Prior to founding Perfect, Alice Chang held leadership positions at various technology companies, including being the Co-Founder and Chief Executive Officer of CyberLink Corp. (TPE: 5203, “CyberLink”), a Taiwanese multimedia software company, for 18 years, the Chief Financial Officer of Trend Micro Incorporated (TYO: 4704) for 2 years. Other executives of Perfect also have extensive managerial experiences at leading technology companies in the Asia Pacific and the United States. In addition, many of Perfect’s executives have international education and work experience.

Perfect is backed by renowned strategic investors, including CyberLink; Snap Inc. (NYSE: SNAP), a US-based camera company; Goldman Sachs Asset Management, one of the world’s leading asset managers; Alibaba Group Holding Limited (NYSE: BABA and SEHK: 9988), a technology company rooted in commerce; Yuanta Asia Investment (Hong Kong), a Hong Kong based private equity management company focusing on high-tech development investments; and CCV, an investment firm focused on making early-stage and growth-stage investment in the TMT area.

Transaction Overview

Under the terms of the business combination agreement between Perfect and Provident, the transaction sets Perfect’s enterprise value at US$1.02 billion. The business combination is expected to provide Perfect with approximately US$335 million in gross proceeds, including US$50 million from concurrent PIPE transaction, US$55 million from the forward purchase agreements, and US$230 million currently held in trust by Provident (subject to applicable shareholder redemption rights).

The PIPE transaction is backed by blue-chip investors including CHANEL, CyberLink, Shiseido and Snap as well as reputable financial investors. The forward purchase agreements were entered into at the time of Provident’s initial public offering and committed by long-term institutional investors Ward Ferry Management and other investors including an affiliate of Provident. Cash proceeds from the proposed transaction will be used to support Perfect’s global expansion of its AR and AI SaaS solutions, market expansion beyond beauty and fashion industries, business operations, research and development, and general corporate purposes.

The proposed transaction has been approved by the boards of directors of both Provident and Perfect. Completion of the proposed transaction is subject to the approval by the shareholders of both Provident and Perfect and other customary closing conditions, including a minimum of US$125 million in gross cash at closing and a registration statement being declared effective by the U.S. Securities and Exchange Commission (the "SEC"). The proposed transaction is expected to be completed in the third quarter of 2022.

Transaction Advisors

Sullivan & Cromwell LLP is serving as legal advisor to Perfect. Davis Polk & Wardwell LLP is serving as the legal counsel to Provident. Latham & Watkins LLP is serving as the legal advisor to the placement agents. Goldman Sachs (Asia) L.L.C. (“Goldman Sachs”) is serving as the financial advisor to Perfect. Citigroup Global Markets Asia Limited and Barclays Capital are serving as co-placement agents and co-capital market advisors on the PIPE offering. Barclays Capital is also serving as M&A financial advisor to Provident.

Investor Conference Call

Perfect and Provident will host a joint investor conference call to discuss the proposed transaction today, March 3, 2022, at 8:00 am ET. To listen to the prepared remarks via webcast, please visit Perfect’s website at https://www.perfectcorp.com/business/investors?autoplay=true or Provident’s website at http://www.paqc.co

About Perfect Corp.

Founded in 2015, Perfect is a global leader in providing AR and AI SaaS solutions to beauty and fashion industries. Utilizing facial 3D modeling, and AI deep learning technologies, Perfect empowers beauty brands with product try-on, facial diagnostics, and digital consultation solutions to provide consumers with an enjoyable, personalized, and convenient omnichannel shopping experience. Today, Perfect has the leading market share in helping the world’s top beauty brands execute digital transformation, improve customer engagement, increase purchase conversion, and drive sales growth while maintaining environmental sustainability and fulfilling social responsibilities. For more information, visit https://www.perfectcorp.com/business.

About Provident Acquisition Corp.

Affiliated with Provident Capital, Provident is a special purpose acquisition company formed for the purpose of entering into a combination with one or more businesses. Provident’s sponsor team combines over 85 years of experience in investment, technology, and beauty industries to bring an innovative global technology leader to the public capital market. Led by Winato Kartono as the executive chairman, Michael Aw as the CEO and CFO, and Andre Hoffmann as the president, Provident seeks to complete business combinations with companies headquartered in Asia but with global footprints, proven technologies, and leading market share. To learn more, visit http://www.paqc.co

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, that are based on beliefs and assumptions and on information currently available to Perfect and Provident. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity, number of customers or user and market share, the capability of Perfect’s technology, Perfect’s business plans including its plans to expand globally, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Perfect’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially diﬀerent from those expressed or implied by these forward-looking statements. These statements are based on Perfect and Provident’s reasonable expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Perfect and Provident’s control. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Perfect or Provident to predict these events or how they may affect Perfect or Provident. In addition, there will be risks and uncertainties described in the proxy statement / prospectus relating to the proposed transaction, which is expected to be filed by Perfect with the SEC and other documents filed by Perfect or Provident from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Neither Perfect nor Provident can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against Perfect or Provident, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of Provident, default in any forward purchase agreement or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Perfect or Provident as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with brands, customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; Perfect’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; unforeseen developments in the relatively new and rapidly evolving markets in which Perfect operates, competition in the markets in which Perfect operates or plans to operate, including with competitors who have significantly more resources; ability to retain and expand sales to existing brand customers and individual app users or attract new brand customers and new app users, or if users decrease their level of engagement with our brand customers or Perfect’s apps; ability to monetize Perfect’s apps to generate sustainable revenue; ability to make continued investments in Perfects AI and AR-powered technologies; the need to attract, train and retain highly-skilled technical workforce; reliance on certain platforms for payment processing; user misconduct or misuse of Perfect’s apps; security breaches of improper access to data or user data; reliance on a limited number of cloud storage service providers; reliance on third-party proprietary or open-source software; the impact of the ongoing COVID-19 pandemic; reliance on a limited number of brand partners for a significant portion of Perfect’s revenue; use of a dual-class structure by the combined company; interests of certain Perfect shareholders may differ from those of investors in the combined company; internal control over financial reporting and ability to remediate any significant deficiencies or material weaknesses; changes in laws and regulations related to privacy, cybersecurity and data protection; ability to enforce, protect and maintain intellectual property rights; geopolitical, regulatory and other risks associated with Perfect’s operations in the Republic of China and the People’s Republic of China; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the registration statement on Form F-4 to be filed by Perfect with the SEC and those included under the heading “Risk Factors” in the final prospectus for Provident’s initial public offering, filed pursuant to Rule 424b(4) on January 8, 2021, and its annual report on Form 10-K for year ended December 31, 2020 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Perfect nor Provident presently knows or that Perfect and Provident currently believe are immaterial that could also cause actual results to diﬀer from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Perfect, Provident, their respective directors, officers or employees or any other person that Perfect and Provident will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Perfect and Provident as of the date of this communication. Subsequent events and developments may cause those views to change. Except as required by applicable law, neither Perfect nor Provident has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date of this communication. You should, therefore, not rely on these forward-looking statements as representing the views of Perfect or Provident as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

For additional information on the proposed business combination, see Provident’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, Perfect will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to Perfect’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Provident to vote on the proposed transaction. This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, shareholders of Provident, investors and other interested persons are advised to read CAREFULLY IN their ENTIRETY, when available, the preliminary proxy statement / prospectus (including any amendments thereto), as well as other documents to be filed with the SEC, because these documents will contain important information about Perfect, Provident and the proposed transaction. After the registration statement is declared eﬀective, the definitive proxy statement / prospectus to be included in the registration statement will be mailed to shareholders of Provident as of a record date to be established for voting on the proposed transaction. The preliminary and definitive proxy statement / prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov or by directing a request to: info@providentgrowth.com.

Participants in Solicitation

Perfect and Provident and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Provident and their ownership is set forth in Provident’s filings with the SEC, including Provident’s final prospectus for its initial public offering, filed pursuant to Rule 424b(4) on January 8, 2021, its Form 10-K for the year ended December 31, 2020 and subsequent filings under section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Provident’s shareholders in connection with the proposed transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: info@providentgrowth.com.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an oﬀer to sell or a solicitation of an oﬀer to buy any securities of Perfect or Provident, nor shall there be any sale of any such securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No oﬀer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investor Relations

Robin Yang, Partner

ICR, LLC

Email: Investor_Relations@PerfectCorp.com

Phone: +1 (646) 880 9057

Public Relations

Brad Burgess, SVP

ICR, LLC

Email: press@PerfectCorp.com

Phone: +1 (646) 308 1649